UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31, 2007

Date of reporting period: June 30, 2007

Item 1. Report to Stockholders.

PHOCAS REAL ESTATE FUND
PHOCAS SMALL CAP VALUE FUND

SEMI-ANNUAL REPORT
June 30, 2007

August 27, 2007

Real Estate Fund Review
The private commercial real estate market is alive and well, while the public real estate market, including REITs, has taken more than its fair share of beatings in the last month. Even after the largest REIT acquisition of all time, Equity Office Properties, closed last quarter, there continues to be strong activity in the mergers and acquisitions market. Archstone Smith (ASN) agreed to be acquired by Tishman Speyer and Lehman Brothers, Morgan Stanley Real Estate made an offer for Crescent Real Estate (CEI) and Goldman Sachs real estate fund, Whitehall Street Global Real Estate Limited Partnership, entered an agreement with Equity Inns (ENN).

The slide in REIT share prices has been driven mainly by continued capital outflows as dedicated mutual funds process redemptions, and non-dedicated REIT investors rotate out of the asset class. One thing to note is while domestic real estate funds are experiencing large outflows, global real estate funds are receiving decent inflows. As measured by the FTSE EPRA/NAREIT Index, the U.S. market accounts for roughly 40% of the global real estate market. Thus, while investor monies are exiting domestic funds, some cash, not all, is being reinvested in U.S. REITs via global real estate funds.

While volatile, the U.S. securitized commercial real estate market, as measured by the NAREIT Equity REIT Index (the “Index”), was roughly flat in April and May. However, June was an entirely different ball game. The real estate market declined 9.1% as the yield of the 10-year Treasury Note increased to 5.1% at the quarter, significantly higher than its 4.6% level at the beginning of the quarter. This spike spurred investor fears of higher cap rates, thus lower NAVs, and REIT investment outflows remained steady and frequent. While we have not seen much evidence of rising cap rates, we continue to believe that cap rates will remain sticky for high quality assets or assets located in high barrier to entry markets given strong Net Operating Income (NOI) and limited supply. Overall, REITs turned in the worst quarterly performance in five years, as the Index declined 9.0%.

In the short-term, REITs and other securities that offer higher yields often see declining prices in higher interest rate environments. Underlying business fundamentals, however, usually drive the stock prices higher despite interest rate elevations. We believe that as long as rates don’t shoot up dramatically, REIT stocks should see better days ahead. Our belief is strengthened by the observation that many REITs finished the quarter at a 10-20% undervaluation, based on net asset value, given strong rental growth and a still low interest rate environment.

Following, please see a breakdown of performance and yields by sector for the second quarter of 2007, as well as the 2007 year to date.

Sector	2nd Qtr 2007	YTD 2007	Yield
Industrial/Office	-9.3%	-7.3%	4.1%
Office	-7.6%	-6.9%	4.0%
Industrial	-11.0%	-7.1%	3.8%
Mixed	-12.6%	-9.1%	5.2%
Retail	-14.6%	-6.2%	4.0%
Shopping Centers	-15.1%	-9.7%	4.2%
Regional Malls	-14.9%	-3.1%	3.8%
Free Standing	-7.8%	-6.2%	5.4%
Residential	-2.9%	-5.2%	3.8%
Apartments	-2.9%	-5.3%	3.8%
Manufactured Homes	-2.7%	-3.8%	3.7%
Diversified	-5.5%	-6.3%	4.1%
Lodging/Resorts	-4.4%	3.0%	4.6%
Health Care	-12.9%	-12.9%	6.4%
Self Storage	-17.3%	-18.8%	3.4%
Specialty	2.1%	6.6%	4.1%
Equity REIT Index	-9.0%	-5.9%	4.2%

All figures include dividends.  Source: NAREIT.

As with the rest of the industry, Apartment and Manufactured Home REITs had a volatile quarter, but were still able to outperform the Index. The out performance by Apartments was due largely to the Archstone acquisition, which lifted the stock 8.9% during the quarter. In addition, relative to the industry, both sectors benefited from the rise in interest rates causing the cost of home ownership to increase. As such, we believe these sectors are likely to continue to outperform for the remainder of the year.

Lodging has also benefited from M&A activity with a sharp rise on the heels of the Equity Inns announcement. It is not difficult to understand how the sector outperformed the Index when four out of the best six performing REITs were small cap Lodging companies. The trend continued, as 10 out of the top 18 performers from the Index were Lodging REITs. Included in these top performers was Sunstone (+ 5.3%). Still, the company remains one of the most undervalued positions in the portfolio.

Offices also did slightly better than the Index. The smaller cap and “niche” companies outperformed in this sector as the larger cap names were sold off during the slide for liquidity. Alexandria (-2.8%) was supported by its large life science portfolio transaction, which finally provided some price comparison. Prior to the Slough Real Estate portfolio transaction there were no relevant comps and investors struggled with valuing the company on an asset level.  While this is only a single data point, it allows investors to extrapolate comparison valuations. Alexandria remains very attractively priced. Also in the portfolio, Mission West performed well with +3.6% total return for the quarter. The stock remains under-owned by institutions. We believe the company is off the radar for many investors as it does not own assets in highly thought of markets such as Manhattan, Los Angeles, San Francisco or even Boston, but is a value oriented story with R&D assets in Silicon Valley.

The Self Storage sector was the worst performing sector during the quarter, as demand weakened from the lower housing turnover, and fundamentals declined with tougher comps from a lack of hurricane demand. The sector was also hurt by the poor performance of its largest company, Public Storage (-18.4%). The company’s concessions remained high as management pursues higher occupancy in the acquired Shurgard portfolio.

Despite healthy cash flow growth, the Retail sector lagged the Index. While consumer spending and retail sales growth are healthy, two large retailers announced slower new store openings or being more selective in new sites. Another driver of the underperformance was the lack of M&A activity, or even M&A rumors, in the sector. The largest companies in the respective sub-sectors, Kimco and Simon Properties, underperformed the index significantly. Given the high quality of these companies, we believe these REITs were being sold for liquidity without regard to fundamentals. These two companies are among the best managed in the industry, and have some of the best assets and locations in the space. Acadia was the only Shopping Center REIT in positive territory for the quarter, and continues to be a top pick in our portfolio due to its “Urban Infill” program that is focused on redeveloping older assets in New York City.

Understandably in a rising interest environment, healthcare REITs are “triple net,” Healthcare REITs underperformed the Index. The sector was also negatively impacted by company-specific issues. Health Care Properties entered the Life Science arena with a portfolio purchase with no prior experience in this niche market. Ventas was also hurt by its acquisition of the Sunrise portfolio.

The Industrial sector underperformed for the quarter, as the REIT sell off impacted the largest company in the sector, Prologis (PLD), as investors again searched for liquidity. Fears of higher cap rates could also explain the share price decline in PLD, as the company has not traded on NAV basis, and apparently was not given full credit for its significant development pipeline.

Small Cap Value Review
Just when we thought we had some real issues facing us after the first quarter of 2007 – valuation, rising interest rates, sub-prime lending, declining residential housing demand, and spiking oil prices – the market decided to damn the torpedoes and keep barreling upward. Of course, the equity markets have not done it in a linear fashion with continued high daily volatility. Clearly, investors are collectively feeling optimistic about the near-term economic outlook. They continue to focus on tame core inflation, higher projected second half 2007 GDP growth, and growing company earnings.  The end result was a very strong quarter for US equities, especially US large cap and US mid/small-cap growth equities. Unfortunately, the large exposure to underperforming financial companies, primarily banks, thrifts, and REITs, resulted in the small cap value index lagging further behind their growth peers. In the 2Q07, within small cap, the Russell 2000 growth (R2G) and value (R2V) index returns were 6.7% and 2.3%, respectively. Year-to-date, R2G is now up 9.3% versus 3.8% for R2V and 6.36% for the fund. The out-performance of growth equity style versus value does not surprise us as it has been some time since value has lagged. However, as always, we do not try to time the industry sectors and we continue to have almost a full weighting within financials. Despite the large negative impact to the overall portfolio return from the financial sector, the active portfolio continues to outperform its benchmark for the quarter and year-to-date.

Despite stumbling through June (-2.3%), the Russell 2000 Value index generated a healthy total return for the second quarter of 2.3%. Interest sensitive sectors such as financials and utilities were the hardest hit, down -2.5% and -5.3%, respectively. A backup in interest rates as well as continued concerns of sub-prime lending were the main culprits. Meanwhile, every other sector generated positive returns led, once again, by Energy (+12.8%), Materials (+10.5%) and Industrial (+10.1%) companies. During the 2Q, the portfolio outperformed every benchmark sector except Healthcare and Financials.

•	Energy. Rising oil prices tended to lift all boats in this sector. USEC Inc, a Uranium reprocessor (+35%) had another strong performance quarter.

•
Materials. CF Industries, an agricultural chemical company continues to plug along (+44%). Headwaters, a construction materials and synfuel company, struggled with the impact of a slowing housing market (-21%).

•
Industrials. Preformed Line Products, a manufacturer of products and systems used for construction and maintenance of telecom, cable and utility networks was up +32%. Close behind was Cascade Corp, a manufacturer of materials handling equipment/lift trucks and a major beneficiary of global demand, +31%.

•
Consumer Discretionary.  It seems that as soon as we added Stride Rite to our portfolio in 1Q07, it was already being acquired – Payless Shoes offered $20.50 per share for the company in late May after our recent purchase at under $14.50. Unfortunately, Jackson Hewitt, a tax preparation company and franchisor, had problems with one of their larger franchisees (-12%) that helped to offset some of the gain.

•	Consumer Staples. NBTY, a vitamin manufacturer, gave up some of its historical gains, -18%, but was offset by the positive performance of Inter Parfums, a specialty fragrance company (+29%).

•
Healthcare.  We struggled within healthcare this quarter and it was fortunate the sector only represented 4.6% of the total portfolio. Cutera, a medical laser company (-30%) guided forward earnings estimates downward and the stock plunged 23% on the news.  Cheap healthcare stocks have not performed very well this year unless they have been acquisition targets.

•
Financials.  The back-up in the 10 year yield really hit financials hard. Many of the smaller banks and thrifts were already reeling under the decline in mortgages, squeeze on spreads and sub-prime lending issues. Add to this the issue of large money outflows from domestic REITS and you can guess that financials had a very hard time keeping up during the quarter. The Puerto Rican banks were hit the hardest as W Holdings Inc had problems with one of their large collateral assets: W Holdings declined -46%. The loan issue was large but not anywhere close to representing 46% of the equity so we remain holders of the stock. Republic Bancorp of Kentucky (-26%) and Citizens Republic Bancorp (-16%) represent a couple of the weaker lending institutions. A few of our insurance companies actually benefited from rising rates: IPC Holdings (+14%) and Commerce Group (+16%).

•	Technology. We outperformed this quarter within Technology as software, which represents a majority of our holdings, rallied strongly: JDA Software (+30%) and Scansource (+19%).

•	Telecom. Telecom only represents about 1.5% of the Russell 2000 Value index but our holdings did very well, led by CT Communications (+27%).

•
Utilities.  Though Utilities was the weakest performing sector of our benchmark, our holdings actually did very well. Dynegy, a recovering merchant energy supplier, was up +1.9% and represents our largest position. Our regional natural gas distributors also remained in positive performance territory to help boost returns.

Real Estate Fund Outlook
We are at a crossroads between our short- and long-term views. In the short term, we believe that real estate mutual fund redemptions will continue, and the bond market may experience a bit of volatility as cost of debt increases. A third short-term risk is short sellers of real estate and fixed income securities exacerbating an already tough environment for REITs.

Offsetting these short term risks, however, are the fundamental valuations of securitized real estate. The market may fully be aware of the current discounts to NAVs, but at current prices there are several high quality companies, assets and management teams that are now attractive on a discounted cash flow (“DCF”) basis. While cap rates may be subjective in nature, we believe cash flow can always be counted on. Also, as we near the end of the third quarter we would expect that capital from the ASN deal to be recycled into the market. We expect management and company’s board of directors to begin reviewing their policy on share buyback programs. That could provide additional support at current levels. Lastly, we believe the REIT sell off was a bit overblown, and has created attractive opportunities for non-dedicated REIT value investors.

In addition, despite companies selling below their NAVs, we believe that merger and acquisition activity is likely to continue. There will be some management teams that are likely to view the expected rise in cap rates, continued outflows, and tougher comps as reasons to sell at high premiums to current prices, even if still below respective NAVs. Willingness by management teams to discuss M&A offers at premiums to current valuations should also provide some level of support for REIT share prices.

We’d like to close by reiterating our REIT investment philosophy as expressed on other occasions. We remain confident that our diligent research combined with our disciplined, low-turnover investment approach has the potential to continue to bearing fruit as we invest patiently in quality REIT organizations whose stocks are trading at valuations that are attractive relative to risk, peer groups, and other forms of investment. We believe this philosophy has stood our clients in good stead over the years, and we see no reason to deviate from it.

Small Cap Value Outlook
We stand by our original outlook for 2007 and we feel that equity valuations may be at the high end of the spectrum. Specific company earnings will remain the most visible issue with interest rates/inflation looming in the background. We still do not see any impetus to cut short-term rates and therefore do not expect to see any multiple expansions as a driver for forward valuation. This means profit and cash flow growth will be keys to share price behavior. Given so many unknowns, it should come as no surprise that we try to moderate portfolio risk by buying cheap companies. It is not the most exciting game but it has historically been profitable.

Best regards,

Phocas Financial Corporation

William Schaff, CFA	James Murray, CFA	Steve Block, CFA

The information above represents the opinions of the Fund Managers, and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Both Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods.  The Real Estate Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Real Estate Fund is more exposed to individual stock volatility than a diversified fund.  The Small Cap Value Fund invests in small-cap companies, which involves additional risks such as limited liquidity and greater volatility.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for complete fund holdings as of June 30, 2007.

The NAREIT Equity Index is an unmanaged index of all tax-qualified REITs that are publicly traded and have 75% or more of their gross invested book assets invested directly or indirectly in equity ownership of real estate.

The Russell 2000 Index offers investors access to the small-cap segment of the U.S. equity universe. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This index measures the performance of the

2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the index had an approximate market capitalization of $1.9 billion and a smallest of $218.4 million. Source: Russell Investment Group

The Russell 2000 Value Index offers investors access to the small-cap value segment of the U.S. equity universe. The Russell 2000 Value is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager's opportunity set. Source: Russell Investment Group

These indices are not available for direct investment.

Phocas Funds

EXPENSE EXAMPLE – June 30, 2007 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/07 – 6/30/07).

Actual Expenses

The first set of lines of the table below provide information about actual account values and actual expenses, with actual net expenses being limited to 1.50% for each of the Phocas Funds per the advisory agreement.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Phocas Funds

EXPENSE EXAMPLE – June 30, 2007 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/07	6/30/07	1/1/07 – 6/30/07*
Actual
Real Estate Fund	$1,000.00	$939.30	$7.21
Small Cap Value Fund	$1,000.00	$1,063.60	$7.67
Hypothetical (5% return
before expenses)
Real Estate Fund	$1,000.00	$1,017.36	$7.50
Small Cap Value Fund	$1,000.00	$1,017.36	$7.50

*
Expenses are equal to an annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181 (days in the most recent fiscal half-year)/365 days (to reflect the one-half year period).

Phocas Funds

ALLOCATION OF PORTFOLIO ASSETS – June 30, 2007 (Unaudited)

Phocas Real Estate Fund

Phocas Small Cap Value Fund

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)

Shares	COMMON STOCKS - 98.5%	Value
	Apartments - 18.0%
2,468	Archstone-Smith Trust	$145,883
2,111	AvalonBay Communities, Inc.	250,956
1,396	Camden Property Trust	93,490
1,978	Post Properties, Inc.	103,113
		593,442
	Diversified - 10.8%
4,029	Digital Realty Trust, Inc.	151,813
5,237	Mission West Properties, Inc.	73,004
530	PS Business Parks, Inc.	33,586
895	Vornado Realty Trust	98,307
		356,710
	Health Care - 6.1%
3,700	Nationwide Health Properties, Inc.	100,640
2,747	Ventas, Inc.	99,579
		200,219
	Hotels - 7.3%
8,124	Host Hotels & Resorts, Inc.	187,827
1,829	Sunstone Hotel Investors, Inc.	51,925
		239,752
	Manufactured Homes - 3.3%
2,098	Equity Lifestyle Properties, Inc.	109,495
	Office Property - 13.6%
985	Alexandria Real Estate Equities, Inc.	95,368
1,763	Boston Properties, Inc.	180,055
1,388	SL Green Realty Corp.	171,959
		447,382
	Regional Malls - 10.8%
1,681	General Growth Properties, Inc.	89,009
395	Macerich Co.	32,556
2,517	Simon Property Group, Inc.	234,182
		355,747
	Shopping Centers - 17.5%
6,940	Acadia Realty Trust	180,093
2,342	Federal Realty Investment Trust	180,943
2,049	Kimco Realty Corp.	78,005

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited), Continued

Shares		Value
	Shopping Centers - 17.5% (Continued)
1,969	Regency Centers Corp.	$138,814
		577,855
	Storage - 3.4%
934	Public Storage, Inc.	71,750
2,530	U-Store-It Trust	41,467
		113,217
	Warehouse/Industrial - 7.7%
543	AMB Property Corp.	28,898
3,979	ProLogis	226,405
		255,303
	TOTAL COMMON STOCKS
	(Cost $3,486,513)	3,249,122

	SHORT-TERM INVESTMENTS - 0.3%
10,653	AIM STIC-STIC Prime Portfolio	10,653
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $10,653)	10,653

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $3,497,166) - 98.8%	3,259,775
	Other Assets in excess of Liabilities - 1.2%	39,790
	NET ASSETS - 100.00%	$3,299,565

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)

Shares	COMMON STOCKS - 97.3%	Value
	Aerospace & Defense - 3.4%
1,726	Herley Industries, Inc. (a)	$28,255
1,354	MTC Technologies, Inc. (a)	33,254
1,117	Triumph Group, Inc.	73,130
		134,639
	Auto Components - 1.0%
1,348	Aftermarket Technology Corp. (a)	40,009
	Automobiles - 0.4%
514	Winnebago Industries, Inc.	15,173
	Chemicals - 4.0%
824	CF Industries Holdings, Inc.	49,349
1,153	Innospec, Inc.	68,269
1,601	Sensient Technologies Corp.	40,649
		158,267
	Commercial Banks - 8.0%
1,878	Banco Latinoamericano
	de Exportaciones, S.A. (b)	35,306
1,281	Citizens Republic Bancorp, Inc.	23,442
3,201	First BanCorp	35,179
2,176	First Commonwealth Financial Corp.	23,762
1,653	FNB Corp.	26,431
522	IBERIABANK Corp.	25,813
872	Intervest Bancshares Corp.	24,556
1,669	National Penn Bancshares, Inc.	27,839
1,620	Republic Bancorp, Inc. - Class A	26,876
1,480	Royal Bancshares of
	Pennsylvania, Inc. - Class A	29,171
1,244	Vineyard National Bancorp Co.	28,574
4,486	W Holding Co., Inc.	11,843
		318,792
	Commercial Services & Supplies - 4.7%
744	Administaff, Inc.	24,918
1,059	Jackson Hewitt Tax Service, Inc.	29,768
1,538	Korn/Ferry International (a)	40,388
1,348	Labor Ready, Inc. (a)	31,152
338	Steiner Leisure Ltd. (a)(b)	16,603
668	United Stationers, Inc. (a)	44,516
		187,345

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited), Continued

Shares		Value
	Communications Equipment - 2.2%
2,836	Arris Group, Inc. (a)	$49,885
589	ScanSource, Inc. (a)	18,842
1,224	Windstream Corp.	18,066
		86,793
	Construction & Engineering - 1.0%
823	URS Corp. (a)	39,957
	Construction Materials - 1.1%
5,230	U.S. Concrete, Inc. (a)	45,449
	Consumer Finance - 0.8%
794	ASTA Funding, Inc.	30,513
	Diversified Financial Services - 0.9%
3,037	Encore Capital Group, Inc. (a)	37,902
	Diversified Telecommunication
	Services - 1.7%
1,159	CT Communications, Inc.	35,361
1,134	SureWest Communications	30,890
		66,251
	Electric Utilities - 0.4%
638	Portland General Electric Co.	17,507
	Electrical Equipment - 1.0%
827	Preformed Line Products Co.	39,704
	Electromedical
	Electrotherapeutic Apparatus - 2.2%
1,758	Cutera, Inc. (a)	43,809
1,752	Syneron Medical Ltd (a)(b)	43,712
		87,521
	Electronic Equipment
	& Instruments - 2.9%
2,903	Brightpoint, Inc. (a)	40,032
1,916	SYNNEX Corp. (a)	39,489
992	Watts Water Technologies, Inc. - Class A	37,170
		116,691
	Energy Equipment & Services - 0.6%
280	SEACOR Holdings, Inc. (a)	26,141

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited), Continued

Shares		Value
	Gas Utilities - 2.3%
1,059	Atmos Energy Corp.	$31,834
870	Laclede Group, Inc.	27,736
643	New Jersey Resources Corp.	32,806
		92,376
	Health Care Equipment & Supplies - 0.9%
844	Orthofix International N.V. (a)(b)	37,955
	Health Care Providers & Services - 1.6%
1,226	Kindred Healthcare, Inc. (a)	37,663
2,079	Odyssey HealthCare, Inc. (a)	24,657
		62,320
	Hotels, Restaurants & Leisure - 0.8%
1,185	Monarch Casino & Resort, Inc. (a)	31,817
	Industrial Conglomerates - 1.2%
2,231	Tredegar Corp.	47,520
	Information Retrieval Services - 1.8%
4,512	Greenfield Online, Inc. (a)	71,786
	Insurance - 5.7%
983	American Physicians Capital, Inc. (a)	39,812
970	Commerce Group, Inc.	33,678
1,471	Fidelity National Title Group, Inc. - Class A	34,863
1,298	IPC Holdings, Ltd. (b)	41,912
977	Safety Insurance Group, Inc.	40,448
7,725	Scottish Re Group Ltd. (a)(b)	37,775
		228,488
	Internet Software & Services - 2.1%
1,215	Avocent Corp. (a)	35,247
3,985	Internet Capital Group, Inc. - Class A (a)	49,414
		84,661
	IT Services - 2.6%
1,763	ICF International, Inc. (a)	35,472
2,495	Perot Systems Corp. - Class A (a)	42,515
2,256	StarTek, Inc.	24,342
		102,329
	Leisure Equipment & Products - 1.2%
1,689	JAKKS Pacific, Inc. (a)	47,528

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited), Continued

Shares		Value
	Machinery - 3.4%
769	Cascade Corp.	$60,320
895	EnPro Industries, Inc. (a)	38,297
1,207	Gehl Co. (a)	36,645
		135,262
	Media - 1.1%
962	Corus Entertainment, Inc. - Class B (b)	45,050
	Metals & Mining - 2.2%
907	Schnitzer Steel Industries, Inc. - Class A	43,482
1,979	USEC, Inc. (a)	43,498
		86,980
	Multi-line Retail - 0.4%
630	Conn’s, Inc. (a)	17,993
	Multi-Utilities &
	Unregulated Power - 2.0%
5,294	Dynegy, Inc. - Class A (a)	49,975
592	Integrys Energy Group, Inc.	30,032
		80,007
	Oil, Gas & Consumable Fuels - 4.0%
2,817	Brigham Exploration Co. (a)	16,536
1,367	Headwaters, Inc. (a)	23,608
3,056	Mariner Energy, Inc. (a)	74,108
6,629	Meridian Resource Corp. (a)	20,020
1,222	Rosetta Resources, Inc. (a)	26,322
		160,594
	Paper & Forest Products - 1.1%
1,374	Schweitzer-Mauduit International, Inc.	42,594
	Personal Products - 4.6%
1,661	Alberto-Culver Co.	39,399
1,961	Elizabeth Arden, Inc. (a)	47,574
1,714	Inter Parfums, Inc.	45,627
1,160	NBTY, Inc. (a)	50,112
		182,712
	Real Estate Investment Trusts - 10.4%
2,091	Acadia Realty Trust	54,261
340	Alexandria Real Estate Equities, Inc.	32,919
1,167	American Campus Communities, Inc.	33,014

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited), Continued

Shares		Value
	Real Estate Investment
	Trusts - 10.4% (Continued)
1,685	Digital Realty Trust, Inc.	$63,491
645	Equity Lifestyle Properties, Inc.	33,663
3,012	Feldman Mall Properties, Inc.	34,337
1,143	First Potomac Realty Trust	26,620
591	Mid-America Apartment Communities, Inc.	31,016
2,062	Nationwide Health Properties, Inc.	56,086
1,412	Republic Property Trust	17,297
1,119	Sunstone Hotel Investors, Inc.	31,768
		414,472
	Semiconductor & Semiconductor
	Equipment - 1.9%
1,878	Fairchild Semiconductor
	International, Inc. - Class A (a)	36,283
1,710	Microsemi Corp. (a)	40,955
		77,238
	Software - 2.0%
2,536	Corel Corp. (a)(b)	33,602
2,394	JDA Software Group, Inc. (a)	46,994
		80,596
	Specialty Retail - 0.3%
1,071	United Retail Group, Inc. (a)	12,456
	Textiles, Apparel & Luxury Goods - 5.4%
1,260	K-Swiss, Inc. - Class A	35,696
1,149	Liz Claiborne, Inc.	42,858
1,928	Perry Ellis International, Inc. (a)	62,024
2,316	Stride Rite Corp.	46,922
1,160	Timberland Co. - Class A (a)	29,220
		216,720
	Thrifts & Mortgage Finance - 2.0%
2,258	Flagstar Bancorp, Inc.	27,209
1,134	Provident Financial Holdings, Inc.	28,350
382	WSFS Financial Corp.	24,994
		80,553
	TOTAL COMMON STOCKS
	(Cost $3,593,697)	3,888,661

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited), Continued

Shares	SHORT-TERM INVESTMENTS - 1.5%	Value
59,467	AIM STIC-STIC Prime Portfolio	$59,467
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $59,467)	59,467

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $3,653,164) - 98.8%	3,948,128
	Other Assets in Excess of Liabilities - 1.2%	49,189
	NET ASSETS - 100.0%	$3,997,317

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

Phocas Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2007 (Unaudited)

	Phocas	Phocas
	Real Estate	Small Cap
	Fund	Value Fund
ASSETS
Investments in securities, at value (identified
cost $3,497,166 and $3,653,164, respectively)	$3,259,775	$3,948,128
Cash	3,466	288
Receivables for:
Investments sold	62,308	6
Fund shares sold	90,000	40,000
Dividends and interest	13,249	4,945
Due from Advisor (Note 3)	21,970	23,225
Prepaid expenses	4,110	7,952
Total assets	3,454,878	4,024,544
LIABILITIES
Payables for:
Securities purchased	126,935	—
Audit fees	8,580	8,580
Transfer agent fees and expenses	4,808	3,347
Fund accounting fees	4,310	4,917
Distribution fees	3,468	3,919
Shareholder reporting	3,127	3,113
Administration fees	2,466	2,466
Custody fees	819	—
Chief Compliance Officer fee	720	885
Legal fees	80	—
Total liabilities	155,313	27,227
NET ASSETS	$3,299,565	$3,997,317
CALCULATION OF NET ASSET
VALUE PER SHARE
Net assets applicable to shares outstanding	$3,299,565	$3,997,317
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	160,409	171,924
Net asset value, offering and
redemption price per share	$20.57	$23.25
COMPONENTS OF NET ASSETS
Paid-in capital	$3,499,424	$3,676,742
Undistributed net investment income (loss)	21,319	(1,148)
Accumulated net realized gain on investments	16,213	26,759
Net unrealized appreciation (depreciation)
on investments	(237,391)	294,964
Net assets	$3,299,565	$3,997,317

The accompanying notes are an integral part of these financial statements.

Phocas Funds

STATEMENTS OF OPERATIONS at June 30, 2007 (Unaudited)

	Phocas	Phocas
	Real Estate	Small Cap
	Fund	Value Fund
INVESTMENT INCOME
Income
Dividends (net of withholding taxes
of $0 and $56, respectively)	$39,345	$20,886
Interest	1,757	2,941
Total income	41,102	23,827
Expenses
Administration fees (Note 3)	14,876	14,877
Transfer agent fees and expenses (Note 3)	12,478	11,258
Fund accounting fees (Note 3)	12,188	15,701
Advisory fees (Note 3)	9,892	12,791
Audit fees	8,580	8,580
Custody fees (Note 3)	4,340	5,426
Legal fees	3,404	3,402
Distribution fees (Note 4)	3,297	4,264
Trustee fees	3,126	3,126
Insurance expense	1,959	1,959
Reports to shareholders	1,949	1,950
Chief Compliance Officer fee (Note 3)	1,188	1,794
Miscellaneous	477	1,795
Total expenses	77,754	86,923
Less: advisory fee waiver
and reimbursement (Note 3)	(57,971)	(61,340)
Net expenses	19,783	25,583
Net investment income (loss)	21,319	(1,756)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	12,126	19,497
Net change in unrealized
appreciation (depreciation) on investments	(335,427)	198,187
Net realized and unrealized
gain (loss) on investments	(323,301)	217,684
Net Increase (Decrease) in Net Assets
Resulting from Operations	$(301,982)	$215,928

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	September 29,
	Ended	2006*
	June 30, 2007	through
	(Unaudited)	December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$21,319	$10,968
Net realized gain on investments	12,126	2,033
Net change in unrealized
appreciation (depreciation) on investments	(335,427)	98,036
Net increase (decrease) in net assets
resulting from operations	(301,982)	111,037
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(8,309)
From net realized gain on investments	—	(605)
Total distributions to shareholders	—	(8,914)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	2,414,093	1,085,331
Total increase in net assets	2,112,111	1,187,454
NET ASSETS
Beginning of period	1,187,454	—
End of period	$3,299,565	$1,187,454
Accumulated net investment income	$21,319	$—

(a)  A summary of share transactions is as follows:

	Six Months Ended		September 29, 2006*
	June 30, 2007		through
	(Unaudited)		December 31, 2006
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	107,759	$2,448,437	53,821	$1,076,417
Shares issued on
reinvestments of
distributions	—	—	412	8,914
Shares redeemed	(1,583)	(34,344)	—	—
Net increase	106,176	$2,414,093	54,233	$1,085,331

*    Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	September 29,
	Ended	2006*
	June 30, 2007	through
	(Unaudited)	December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$(1,756)	$1,861
Net realized gain on investments	19,497	7,262
Net change in unrealized
appreciation on investments	198,187	96,777
Net increase in net assets
resulting from operations	215,928	105,900
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(1,253)
From net realized gain on investments	—	—
Total distributions to shareholders	—	(1,253)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	2,548,888	1,127,854
Total increase in net assets	2,764,816	1,232,501
NET ASSETS
Beginning of period	1,232,501	—
End of period	$3,997,317	$1,232,501
Accumulated net investment income	$(1,148)	$608

(a)   A summary of share transactions is as follows:

	Six Months Ended		September 29, 2006*
	June 30, 2007		through
	(Unaudited)		December 31, 2006
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	117,086	$2,585,342	56,330	$1,126,601
Shares issued on
reinvestments of
distributions	—	—	58	1,253
Shares redeemed	(1,550)	(36,454)	—	—
Net increase	115,536	$2,548,888	56,388	$1,127,854

*    Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Six Months		September 29,
	Ended		2006*
	June 30, 2007		through
	(Unaudited)		December 31, 2006
Net asset value, beginning of period	$21.90		$20.00
Income from investment operations:
Net investment income	0.13		0.20
Net realized and unrealized
gain (loss) on investments	(1.46)		1.86
Total from investment operations	(1.33)		2.06
Less distributions:
From net investment income	—		(0.15)
From net realized gain on investments	—		(0.01)
Total distributions	—		(0.16)
Net asset value, end of period	$20.57		$21.90
Total return	(6.07	)%‡	10.34	%‡
Ratios/supplemental data:
Net assets, end of period (thousands)	$3,300		$1,187
Ratio of expenses to average net assets:
Before expense reimbursement	5.87	%†	15.92	%†
After expense reimbursement	1.50	%†	1.50	%†
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(2.77	)%†	(10.55	)%†
After expense reimbursement	1.60	%†	3.87	%†
Portfolio turnover rate	13.11	%‡	10.46	%‡

*	Commencement of operations.
†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Six Months		September 29,
	Ended		2006*
	June 30, 2007		through
	(Unaudited)		December 31, 2006
Net asset value, beginning of period	$21.86		$20.00
Income from investment operations:
Net investment income	(0.01)		0.03
Net realized and unrealized
gain on investments	1.40		1.85
Total from investment operations	1.39		1.88
Less distributions:
From net investment income	—		(0.02)
Total distributions	—		(0.02)
Net asset value, end of period	$23.25		$21.86
Total return	6.36	%‡	9.41	%‡
Ratios/supplemental data:
Net assets, end of period (thousands)	$3,997		$1,233
Ratio of expenses to average net assets:
Before expense reimbursement	5.07	%†	14.93	%†
After expense reimbursement	1.50	%†	1.50	%†
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(3.68	)%†	(12.79	)%†
After expense reimbursement	(0.11	)%†	0.63	%†
Portfolio turnover rate	17.21	%‡	11.20	%‡

*	Commencement of operations.
†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

The Phocas Real Estate Fund and the Phocas Small Cap Value Fund (each a “Fund” and collectively, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company.  Each of the Funds has separate assets and liabilities and differing investment objectives.  The investment objective of the Phocas Real Estate Fund (the “Real Estate Fund”) is long-term total investment return through a combination of capital appreciation and current income.  The investment objective of the Phocas Small Cap Value Fund (the “Small Cap Value Fund”) is long-term total investment return through capital appreciation.  The Funds commenced operations on September 29, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation:  The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost, which approximates market value. Investments in other mutual funds are valued at their net asset value.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no provision for Federal income taxes has been recorded.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited), Continued

C.
Expenses:  Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Securities Transactions, Dividends and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Funds distribute substantially all net investment income, if any, annually and net realized gains, if any, annually. The amount and character income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations which may differ from accounting principles generally accepted in the United States of America. To the extent these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

G.
Redemption Fees: The Funds charge a 1.00% redemption fee to shareholders who redeem shares held for less than 90 days. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

H.
REITs: The Funds have made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Funds intend to include the gross dividends from such REITs in their

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited), Continued

annual distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

I.
New Accounting Pronouncements: On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Application of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006.  Effective June 29, 2007, the Funds adopted FIN 48.  The adoption of FIN 48 had no impact on either Fund’s net assets or results of operations.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Funds believe the adoption of SFAS 157 will have no material impact on their financial statements.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Phocas Financial Corporation (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  The Funds pay fees calculated at an annual rate of 0.75% based upon the average daily net assets of the Funds.  For the six months ended June 30, 2007, the Real Estate Fund and the Small Cap Value Fund incurred $9,892 and $12,791, respectively in advisory fees.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited), Continued

The Funds are responsible for their own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.50% of average daily net assets of each Fund.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended June 30, 2007, the Advisor reduced its fees and absorbed Fund expenses in the amount of $57,971 for the Real Estate Fund and $61,340 for the Small Cap Value Fund.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2009	2010	Total
Real Estate Fund	$40,878	$57,971	$98,849
Small Cap Value Fund	$39,457	$61,340	$100,797

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the six months ended June 30, 2007, the Real Estate Fund and the Small Cap Value Fund incurred $14,876 and $14,877, respectively, in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds.  For the six months ended June 30, 2007, the Real Estate Fund incurred $12,188 in fund accounting fees and $8,018 in transfer agent fees.  For the six months ended June 30, 2007, the Small Cap Value Fund incurred $15,701 in fund accounting fees and $7,830 in transfer agent fees.  U.S. Bank, N.A., an affiliate of USBFS, serves as the Funds’ custodian.  For the six months ended June 30, 2007, the Real Estate Fund and the Small Cap Value Fund incurred $4,340 and $5,426, respectively, in custody fees.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited), Continued

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.

For the six months ended June 30, 2007, the Real Estate Fund and the Small Cap Value Fund were allocated $1,188 and $1,794, respectively, of the Chief Compliance Officer fee.

NOTE 4 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of each Fund’s average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Distributor as “Distribution Coordinator.”  For the six months ended June 30, 2007, the Real Estate Fund and Small Cap Value Fund paid the Distribution Coordinator $3,297 and $4,264, respectively.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2007, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $2,739,361 and $343,638, respectively, for the Real Estate Fund and $2,999,031 and $548,902, respectively, for the Small Cap Value Fund.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to Real estate Investment Trusts.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited), Continued

The distributions paid by the Funds during six months ended June 30, 2007 and the period ended December 31, 2006 were characterized as follows:

	Real Estate Fund		Small Cap Value Fund
	6/30/07	12/31/06	6/30/07	12/31/06
Ordinary income	$—	$8,745	$—	$1,253
Net LT capital gain	—	169	—	—
Total distributions	$—	$8,914	$—	$1,253

Ordinary income distributions may include dividends paid from short-term capital gains.

As of December 31, 2006, the Funds’ most recent completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Small Cap
	Real Estate Fund	Value Fund
Cost of investments for tax purposes	$1,112,931	$1,140,051
Gross tax unrealized appreciation	$101,658	$117,783
Gross tax unrealized depreciation	(3,622)	(21,006)
Net tax unrealized appreciation	$98,036	$96,777
Undistributed ordinary income	$349	$7,850
Undistributed long-term capital gain	3,738	20
Total distributable earnings	$4,087	$7,870
Total accumulated earnings	$102,123	$104,647

Phocas Funds

NOTICE TO SHAREHOLDERS at June 30, 2007 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 746-2271 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the Period Ended June 30, 2007

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30, 2007 is available without charge, upon request, by calling (866) 746-2271.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Information included in the Funds’ Form N-Q is also available by calling (866) 746-2271.

(This Page Intentionally Left Blank.)

Investment Advisor
Phocas Financial Corporation
2433 Mariner Square Loop, Suite 202
Alameda, California 94501

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 746-2271

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866) 746-2271.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedules of Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*       /s/ Eric M. Banhazl
            Eric M. Banhazl, President

Date   9/5/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Eric M. Banhazl
            Eric M. Banhazl, President

Date_9/5/07

By (Signature and Title)*       /s/ Douglas G. Hess
            Douglas G. Hess, Treasurer

Date_9/6/07

* Print the name and title of each signing officer under his or her signature.